SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

--------------

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 5, 2018

---------------

ENTERPRISE DIVERSIFIED, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-27763	88-0397234
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1518 Willow Lawn Drive
Richmond, VA		23230
(Address of principal executive offices)		(Zip Code)

(434) 382-7366

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Steven L. Kiel has resigned as the Chief Executive Officer and the Chief Financial Officer of Enterprise Diversified, Inc. (the “Company”).  Mr. Kiel’s resignation was effective on Friday, October 5, 2018.  Mr. Kiel’s resignation was to enable him to focus on strategic initiatives, particularly in the asset management area, and was not on account of any disagreement with the Board of Directors or the Company concerning any matter relating to the Company’s operations, policies or practices, or otherwise.

On Thursday, October 4, 2018, Jeremy K. Gold notified the Company of his resignation as a Director of the Company, to become effective on November 8, 2018, the date of the next regular meeting of the Board of Directors.  Mr. Gold’s resignation is for various personal reasons, and is not on account of any disagreement with the Board of Directors or the Company concerning any matter relating to the Company’s operations, policies or practices, or otherwise.  The Board of Directors has not yet considered or acted upon Mr. Gold’s notice of resignation.

On Friday, October 5, 2018, the Board of Directors of the Company, acting unanimously, appointed Director, Steven L. Kiel as Chairman of the Board of the Board of Directors of the Company.  As Chairman of the Board, Mr. Kiel replaces Jeffrey I. Moore, whose service on the Board of Directors continues in the capacity as a regular Director.

On Friday, October 5, 2018, the Board of Directors of the Company, acting unanimously, appointed G. Michael Bridge as the Chief Executive Officer of the Company.  In his capacity as Chief Executive Officer, Mr. Bridge will serve as the Company’s new principal executive officer.

G. Michael Bridge, age 55, had most-recently served as General Counsel for the Company since November 2017.  Prior to serving as General Counsel to the Company, Mr. Bridge provided the Company with management consulting services since March 2017.  Mr. Bridge co-managed the private investment partnership, Bridge Reid Fund I, LP, from January 2013 until July 2018.  Mr. Bridge has previously served in various executive, legal and finance roles for several public, private and venture-backed companies, including senior vice president and general counsel at JDA Software Group, Inc. during the period from 1999 to 2013.  Mr. Bridge began his career as a corporate and securities attorney at a leading global law firm, and is a graduate of Cornell Law School and received his Bachelor of Arts in Political Science at the University of Southern California.  Mr. Bridge is a member of the Arizona Bar Association.

Mr. Bridge does not have any material interest in any transaction requiring disclosure under Item 404(a) of Regulation S-K, and there are no arrangements or understandings between Mr. Bridge and any other person pursuant to which he was appointed as the Chief Executive Officer of the Company.

On Friday, October 5, 2018, the Board of Directors of the Company, acting unanimously, appointed Alea A. Kleinhammer as the Chief Financial Officer of the Company.  In her capacity as Chief Financial Officer, Ms. Kleinhammer will serve as the Company’s new principal financial and principal accounting officer.

Alea A. Kleinhammer, age 27, had most-recently served as Controller for the Company since September 2016.  Ms. Kleinhammer has multiple years of experience working in the public accounting sector, having previously worked as an assurance associate with PBMares, LLP during the period from 2013 to 2015 and then as an assurance senior associate with RSM US, LLP during the period from 2015 to 2016.  Ms. Kleinhammer holds an active CPA license in the Commonwealth of Virginia, and earned a Bachelor of Arts in Accounting from the University of Maryland at College Park.

Ms. Kleinhammer does not have any material interest in any transaction requiring disclosure under Item 404(a) of Regulation S-K, and there are no arrangements or understandings between Ms. Kleinhammer and any other person pursuant to which she was appointed as the Chief Financial Officer of the Company.

The Company has not determined and has not entered into, adopted or otherwise commenced any material compensatory plan, contract or arrangement as to which Mr. Bridge or Ms. Kleinhammer participates or is a party, and neither Mr. Bridge nor Ms. Kleinhammer currently are participants in or parties to any plans, contracts or arrangements that discriminate in scope, terms or operation in favor of executive officers or that are not available generally to all salaried employees of the Company.

Item 7.01 - Regulation FD Disclosure.

On Friday, October 5, 2018, after market hours, the Company issued a press release announcing the matters reported above under Item 5.02 of this Current Report on Form 8-K (the “Press Release”).  A copy of the Press Release is attached hereto as Exhibit 99.1.

On Friday, October 5, 2018, after market hours, the Company also posted a letter to shareholders (the “Letter to Shareholders”) from newly-appointed Chief Executive Officer, G. Michael Bridge, and newly-appointed Chairman of the Board, Steven L. Kiel, to its website at www.enterprisediversified.com/shareholders.  A copy of the Letter to Shareholders is attached hereto as Exhibit 99.2.

Each of the Press Release and the Letter to Shareholders is being furnished by the Company pursuant to Item 7.01 of this Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01 - Financial Statements and Exhibits.

(a) Financial statements of businesses acquired – not applicable

(b) Pro forma financial information – not applicable

(c) Shell company transactions – not applicable

(d) Exhibits:

Exhibit No.	Exhibit Description
99.1	Enterprise Diversified, Inc. Press Release dated October 5, 2018
99.2	Enterprise Diversified, Inc. Letter to Shareholders dated October 5, 2018

Exhibit Index

Exhibit No.	Exhibit Description
99.1	Enterprise Diversified, Inc. Press Release dated October 5, 2018
99.2	Enterprise Diversified, Inc. Letter to Shareholders dated October 5, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 9, 2018		ENTERPRISE DIVERSIFIED, INC.

	By:	/s/ G. Michael Bridge
G. Michael Bridge
Chief Executive Officer